UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

IMMUDYNE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-184487	76-0238453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 866-351-5907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On May 29, 2018 (the “Closing Date”), Immudyne, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Alpha Capital Anstalt and Brio Capital Master Fund Ltd. (together, the “Investors”). Pursuant to the terms of the Purchase Agreement, the Company issued and sold to the Investors senior secured convertible notes in the aggregate original principal amount of $550,000 (the “Notes”), and warrants to purchase up to 2,391,305 shares of the Company’s common stock (the “Warrants” together with the Notes the “Securities”). The Warrants are exercisable at any time on or after the date of the issuance of the Warrants and entitle the Investors to purchase shares of the Company’s common stock for a period of five years from the initial date the warrants become exercisable. The Warrants are exercisable at a price per share of $0.28, subject to adjustment as described therein. The Warrants can be exercised cashlessly after six months from the Closing Date only in the event that the shares of common stock underlying the Warrants are not registered under an effective registration statement.

In connection with the sale of the Notes and the Warrants, (i) the Company entered into a registration rights agreement with the Investors (the "Registration Rights Agreement"), (ii) the Company and certain of its subsidiaries entered into a security and pledge agreement in favor of the collateral agent for the Investors (the "Security Agreement"), (iii) JOJ Holdings, LLC and JLS Ventures, LLC, entities wholly owned by the Company’s Chief Executive Officer, Mr. Justin Schreiber entered into a stock pledge agreement for the benefit of Alpha Capital Anstalt (the “Pledge”), and (iv) Immudyne PR, LLC, a subsidiary of the Company entered into a guaranty in favor of the collateral agent for the Lenders (as defined in the Security Agreement) (the “Guaranty”).

The Purchase Agreement provides, among other things, that the Company will (i) not issue any securities from the period commencing on the date of the Purchase Agreement and ending on May 29, 2019, subject to certain Exempted Issuances as defined therein, (ii) not enter into a variable rate transaction at any time while the Notes are outstanding. Additionally, for a period of one year from the Closing Date, the Investors will have the right to participate in the purchase of their respective pro rata portion of no less than 100% of the securities offered by the Company in any future financing transactions.

The Notes will mature on the first anniversary of the Closing Date (the “Maturity Date”). The Company shall pay, interest on the outstanding principal amount of the Notes compounded annually at the annual rate of twelve percent (12%), subject to adjustments.

The Notes may be converted into the Company's common stock, at the option of the holder, at any time following issuance, unless the conversion or share issuance under the conversion would cause the holder to beneficially own in excess of 4.99% of the Company’s common stock. The conversion price for the principal and interest, if any, in connection with voluntary conversion by the Holder shall be $0.23 per share of Common Stock, subject to adjustment (the “Conversion Price”). In the event the average VWAP (as defined in the Note) for the consecutive five (5) Trading Days preceding but not including the six month anniversary of the Original Issue Date of this Note is less than the then Conversion Price in effect on such six month anniversary date, then the Conversion Price with respect to unconverted principal and interest on the Note shall be reduced (and only reduced) to eighty percent (80%) of the VWAP for the ten (10) Trading Days following (but not including) such six month anniversary date, subject to further reduction.

If the Company, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents (as defined in the Note) entitling anyone to acquire Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) then the Conversion Price shall be reduced to equal the Base Conversion Price, subject to adjustment for reverse and forward stock splits and the like.

The Notes contain standard event of default provisions, certain covenants and restrictions, including, among others, that, for so long as the Notes are outstanding, the Company will not incur any indebtedness, permit liens on its properties (other than permitted indebtedness or permitted liens under the Notes), make dividends or transfer certain assets.

The Notes are secured by a security interest granted to the Holder pursuant to the Security Agreement. As an inducement for the Investors to extend the loans as evidenced by the Notes, the Company and Immudyne PR, LLC unconditionally and irrevocably granted the Investors a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, substantially all of the Company’s assets. After the occurrence and during the continuance of any Event of Default (as defined in the Security Agreement), the Alpha Capital Anstalt, as Collateral Agent, shall have the right to exercise all of the remedies conferred under the Security Agreement and under the Notes.

Guaranty Agreement

As a subsidiary of the Company, Immudyne PR, LLC entered into that certain Guaranty, for the benefit of the Investors in consideration of the Loans made by the Investors to the Company and as security for the performance by the Company of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from the Company to the Investors arising under the Notes (collectively, the “Obligations”).The Guaranty Agreement provides, amongst other things, that the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of Parent, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise arising under the Notes, Security Agreement, or any other Transaction Document (as defined in the Securities Purchase Agreement).

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Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into the Registration Rights Agreement with the Investors pursuant to which the Company agreed to file a registration statement on Form S-1, or such applicable form (the “Registration Statement) with the U.S. Securities and Exchange Commission (the “SEC”) to register that number of shares of common stock issuable upon conversion of the Notes and upon exercise of the Warrants. Pursuant to the Registration Rights Agreement, the Company is required to file the Registration Statement within thirty (30) days of the Closing (the “Initial Filing Deadline”) and to use its best efforts for the Registration Statement to be declared effective within the earlier of (x) (i) in the event that the initial Registration Statement is not subject to a full review by the SEC, forty-five (45) calendar days after the Initial Filing Deadline, or (ii) in the event that the initial Registration Statement is subject to a full review by the SEC, ninety (90) calendar days after the Initial Filing Deadline, and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such initial Registration Statement will not be reviewed or will not be subject to further review.

Lock-Up Agreement

As a further condition to the sale of the Securities, the Company's Chief Executive Officer, Mr. Justin Schreiber, entered into a lock-up agreement on behalf of JOJ Holdings, LLC and JLS Ventures, LLC, entities wholly owned by Mr. Schreiber, in which pursuant to which entities agreed not to offer, sell, pledge, contract to sell, hypothecate or otherwise transfer their shares commencing on the date of the Closing and ending on the date that is one year after the effective date of the Registration Statement, subject to certain exceptions.

The foregoing descriptions of the Purchase Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Lock-Up Agreements, the Security Agreement, and the Guaranty are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, and Exhibit 10.7, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

Item 1.01 is hereby incorporated by reference.

The securities issued pursuant to the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) and/or Regulation D the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Securities Purchase Agreement
10.2	Form of Senior Convertible Note
10.3	Form of Warrant
10.4	Form of Registration Rights Agreement
10.5	Form of Lock-Up Agreement
10.6	Form of Security Agreement
10.7	Form of Guaranty Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUDYNE, INC.
(Registrant)

Date: June 1, 2018	By:	/s/ Justin Schreiber
	Name:	Justin Schreiber
	Title:	Chief Executive Officer

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